Exhibit 99.1
July 31, 2019

BBVA USA reports second quarter results

•	Revenue: Total revenue increased 3 percent from a year ago. Growth was balanced as net interest income increased 3 percent and noninterest income increased 5 percent

•
Efficiency: Noninterest expense growth well contained at 3 percent and, coupled with revenue growth, resulted in positive operating leverage with operating income[1] rising 4 percent and the efficiency ratio[1] improving to 62.50 percent

•
Credit quality: Nonperforming loan ratio at 1.26 percent and coverage ratio at 123 percent. Net charge-offs at 90 basis points in the quarter primarily as a result of three commercial credits and continued seasoning in select consumer portfolios. Provision expense exceeds net charge-offs and allowance to loans ratio remains stout at 1.54 percent

•	Capital and liquidity: The CET1 ratio rose 60 basis points to 12.57 percent[2] while the Liquidity Coverage Ratio (LCR) ended the quarter at 144 percent
BBVA USA Bancshares, Inc., a Sunbelt-based bank holding company (BBVA), reported today net income of $160 million for the second quarter of 2019 compared to earnings of $184 million in the second quarter of 2018. Return on average assets and return on average tangible equity1 for the second quarter of 2019 were 0.69 percent and 7.34 percent, respectively.
Net income for the first six months of 2019 totaled $301 million compared to earnings of $393 million for the first six months of 2018. Return on average assets and return on average tangible equity1 for the first six months of 2019 were 0.65 percent and 7.00 percent, respectively.
“Our results for the second quarter reflect top-line revenue growth and well managed cost containment that enabled us to achieve another quarter of positive operating leverage,” said Javier Rodríguez Soler, president and CEO of BBVA USA. “The flattening of the yield curve, market volatility and expectations that the Federal Reserve will take actions to lower interest rates this year continue to place pressure on net interest margin and we have taken steps to better position ourselves for this type of environment. While certainly challenging, we remain focused on executing our digital transformation strategy aimed at building our capabilities, expanding our product offerings, using technology to improve efficiency and delivering an amazing customer experience to our customers.”
Total revenue for the quarter was $944 million, an increase of $31 million or 3 percent from second quarter 2018 levels and $12 million or 5 percent (annualized) from first quarter 2019 levels, excluding securities gains. Net interest income totaled $660 million, up $16 million or 3 percent from $643 million from the second quarter of 2018 while declining $23 million on a linked quarter basis. The percent net interest margin in the second quarter of 2019 was 3.24 percent, a decline of 6 basis points from the second quarter of 2018 and 17 basis points on a linked quarter basis.
Noninterest income for the quarter totaled $284 million, up $14 million or 5 percent from the second quarter of 2018 and up $27 million compared to the first quarter of 2019. The increase in fee income was broad based, driven by card and merchant processing fees (+14 percent), asset management fees (+8 percent), money transfer income (+6 percent), service charges on deposit accounts (+5 percent) and investment services sales fees (+5 percent). On a linked quarter basis, each of these fee-based businesses experienced positive growth, while increased activity during the quarter resulted in a rebound in investment banking and advisory fees and mortgage banking income.
A focus on maintaining strong expense controls continued in the quarter with noninterest expenses rising 3 percent year-over-year and 3 percent on a year-to-date basis. Positive operating leverage resulted in operating income1 of $346 million in the quarter, a 4 percent increase compared to the second quarter of 2018, while operating income1 on a year-to-date basis is up 8 percent. The efficiency ratio1 in the quarter improved to 62.50 percent and on a year-to-date basis has improved 75 basis points to 62.04 percent.

With respect to the balance sheet, total loans for the second quarter of 2019 were $63.4 billion compared to $63.3 billion at the end of the second quarter of 2018. During the first quarter of 2019, approximately $1.2 billion commercial loans were transferred to loans held for sale and the sale was completed during the second quarter. Adjusting for the sale of these loans, the year-over-year increase in total loans was 2 percent, reflecting tempered activity in both the commercial and consumer portfolios.
Total deposits at the end of the second quarter of 2019 were $72.6 billion, a 3 percent increase from the $70.1 billion at the end of the second quarter of 2018. Noninterest bearing demand deposits declined 4 percent, reflecting customers continuing to shift from demand deposits into interest bearing accounts. Conversely, interest bearing transaction accounts (savings, money market and interest bearing checking accounts) increased 8 percent compared to a year ago. At the end of the second quarter of 2019, the loan to deposit ratio stood at 87.34 percent while the Liquidity Coverage Ratio (LCR) was 144 percent, well above and fully compliant with the regulatory requirement.
Nonperforming loans as a percentage of total loans ended the quarter at 1.26 percent compared to 1.34 percent at the end of the first quarter of 2019 and 1.11 percent at the end of the second quarter of 2018. The decrease in nonperforming loans during the quarter was primarily due to the charge-off of three commercial credits. Net charge-offs as a percentage of average loans were 90 basis points in the quarter compared to 63 basis points in the first quarter of 2019 and 40 basis points in the second quarter of 2018. The increase in net charge-offs reflects the aforementioned commercial credits as well as continued charge-offs in certain consumer loan portfolios, as expected, where corrective action has been taken to mitigate future losses. Provision expense in the quarter was $155 million, exceeding net charge-offs by $12 million. The allowance for loan losses as a percentage of total loans ended the quarter at 1.54 percent, up from 1.52 percent at the end of the first quarter of 2019 and 1.36 percent at the end of the second quarter of 2018. The coverage ratio of nonperforming loans ended the quarter at 123 percent.

Total shareholder’s equity at the end of the second quarter of 2019 totaled $13.9 billion, a 5 percent increase from the $13.2 billion at the end of the second quarter of 2018. The CET1 ratio stood at 12.57 percent2 at the end of the second quarter of 2019, up 23 basis points from the end of the first quarter of 2019 and 60 basis points from the end of the second quarter of 2018. All of BBVA’s regulatory capital ratios2 continue to significantly exceed the requirements under “well capitalized” guidelines.
During the second quarter, BBVA Compass RealTime ARP™ was named the 2019 Innovator in Cash Management by Global Finance Magazine as part of the publication's annual The Innovators 2019 awards. The award comes less than a year from when the product was initially launched in July 2018. The launch also included the introduction of BBVA Compass RealTime Positive Pay™, another milestone in the bank's digital narrative.
BBVA was recognized once again by Javelin Strategy & Research with the independent research firm naming the bank's mobile banking app and online banking service as a leader in its 2019 Mobile and Online Banking Scorecards. In Mobile Banking, the app was named a leader in both the Customer Service and Ease of Use categories. For the online banking scorecard, BBVA earned an award as a 'Leader' in the Financial Fitness category. For the U.S. unit's mobile banking app, this year's result marks the sixth year in a row the app has been honored, while its online banking service was previously honored - again as a leader in Financial Fitness - in Javelin's 2017 scorecard.
________________________
1 Return on average tangible equity, operating income and efficiency ratio are Non-GAAP financial measures we believe aid in understanding certain areas of our performance. The calculation of these measures is included on the page titled Non-GAAP Reconciliation.
2 Regulatory capital ratios at June 30, 2019, are estimated.

Contact Details:
Christina Anderson	Ed Bilek
External Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com
For more BBVA news visit, www.bbva.com and the U.S. Newsroom.
Additional news updates can be found via Twitter and Instagram.
For more financial information about BBVA in the U.S., visit bbvausa.investorroom.com.

About BBVA
BBVA Group
BBVA (NYSE: BBVA) is a customer-centric global financial services group founded in 1857. The Group has a strong leadership position in the Spanish market and is the largest financial institution in Mexico. It has leading franchises in South America and the Sunbelt Region of the United States. It is also the leading shareholder in Turkey’s BBVA Garanti. BBVA’s purpose is to bring the age of opportunities to everyone, based on our customers’ real needs: provide the best solutions, helping them make the best financial decisions, through an easy and convenient experience. The institution rests in solid values: Customer comes first, we think big and we are one team. BBVA’s responsible banking model aspires to achieve a more inclusive and sustainable society.

On March 28, 2019, BBVA filed its annual report on Form 20-F for the year ended December 31, 2018, with the U.S. Securities and Exchange Commission. A copy can be accessed on the BBVA website at https://shareholdersandinvestors.bbva.com/the-share/adrs-english/. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2018, including complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.

BBVA USA
In the U.S., BBVA is a Sunbelt-based financial institution that operates 642 branches, including 330 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 45 in Florida, 37 in Colorado and 17 in New Mexico. The bank ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (6th). In the U.S., BBVA has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 8th nationally in terms of dollar volume of SBA loans originated in fiscal year 2018.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA USA Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2019, as updated by our subsequent SEC filings.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,		%	Six Months Ended June 30,		%
	2019	2018	Change	2019	2018	Change
EARNINGS SUMMARY
Net interest income	$659,749	$643,499	3	$1,342,838	$1,266,104	6
Noninterest income [a]	284,281	270,019	5	533,083	527,844	1
Total revenue [a]	944,030	913,518	3	1,875,921	1,793,948	5
Investment securities gain, net	—	—	—	8,958	—	NM
Provision for loan losses	155,018	91,280	70	337,310	148,309	127
Noninterest expense	598,314	579,545	3	1,180,287	1,142,458	3
Pretax income	190,698	242,693	(21)	367,282	503,181	(27)
Income tax expense	30,512	58,295	(48)	66,115	110,093	(40)
Net income	160,186	184,398	(13)	301,167	393,088	(23)
Net income attributable to noncontrolling interests	599	595	1	1,155	1,056	9
Net income attributable to BBVA USA Bancshares, Inc.	$159,587	$183,803	(13)	$300,012	$392,032	(23)

SELECTED RATIOS
Return on average assets	0.69%	0.83%		0.65%	0.90%
Return on average tangible equity [b]	7.34	9.05		7.00	9.77
Efficiency ratio [b]	62.50	62.56		62.04	62.79
Average common equity to average assets	14.47	14.56		14.43	14.59
Average loans to average total deposits	88.13	90.62		89.4	90.12
Common equity tier I capital (CET1) [c]	12.57	11.97		12.57	11.97
Tier I capital ratio [c]	12.91	12.31		12.91	12.31
Total capital ratio [c]	15.08	14.49		15.08	14.49
Leverage ratio [c]	9.99	10.05		9.99	10.05
[a] Excludes net gain on sales of investment securities.
[b] Non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
NM = Not meaningful

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Six Months			Ending Balance
	Ended June 30,		%	Ended June 30,		%	June 30,		%
	2019	2018	Change	2019	2018	Change	2019	2018	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$64,056,915	$63,202,826	1	$64,765,717	$62,704,406	3	$63,402,090	$63,343,018	—
Total debt securities	13,625,034	13,332,825	2	13,696,513	13,263,113	3	13,923,433	13,491,910	3
Earning assets	83,152,459	79,538,657	5	82,829,544	79,078,356	5	82,741,439	79,922,849	4
Total assets	93,452,839	89,032,051	5	93,220,648	88,404,964	5	92,184,045	88,754,662	4
Noninterest bearing demand deposits	20,286,244	21,281,715	(5)	20,234,941	21,430,981	(6)	20,646,209	21,433,218	(4)
Interest bearing transaction accounts	36,948,180	33,808,453	9	36,429,106	33,765,439	8	36,967,442	34,350,824	8
Total transaction accounts	57,234,424	55,090,168	4	56,664,047	55,196,420	3	57,613,651	55,784,042	3
Total deposits	72,687,054	69,744,181	4	72,446,783	69,579,904	4	72,588,810	70,147,708	3
Total shareholder's equity	13,782,011	13,217,831	4	13,711,724	13,154,476	4	13,870,723	13,190,644	5

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2019		2018
	June 30	March 31	December 31	September 30	June 30
NONPERFORMING ASSETS
Nonaccrual loans [a]	$732,696	$806,644	$751,486	$628,159	$662,991
Loans 90 days or more past due [b]	64,337	63,880	59,549	44,765	39,143
TDRs 90 days or more past due	304	370	411	444	491
Total nonperforming loans [a]	797,337	870,894	811,446	673,368	702,625
Other real estate owned, net (OREO)	13,752	14,983	16,869	18,706	16,499
Other repossessed assets	13,040	11,225	12,031	9,875	13,117
Total nonperforming assets	$824,129	$897,102	$840,346	$701,949	$732,241

TDRs accruing and past due less than 90 days	$112,383	$111,671	$109,190	$92,606	$99,251

Total nonperforming loans as a % of loans	1.26%	1.34%	1.24%	1.04%	1.11%
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.30	1.38	1.29	1.09	1.16
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).

	Three Months Ended
	2019		2018
	June 30	March 31	December 31	September 30	June 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$966,022	$885,242	$875,393	$860,000	$832,071
Net charge-offs (NCO)	143,380	101,512	112,298	79,571	63,351
Provision for loan losses	155,018	182,292	122,147	94,964	91,280
Balance at end of period	$977,660	$966,022	$885,242	$875,393	$860,000

Allowance for loan losses as a % of total loans	1.54%	1.52%	1.36%	1.36%	1.36%
Allowance for loan losses as a % of nonperforming loans [c]	122.62	110.92	109.09	130.00	122.40
Allowance for loan losses as a % of nonperforming assets [c]	118.63	107.68	105.34	124.71	117.45

Annualized as a % of average loans:
NCO - QTD	0.90	0.63	0.68	0.49	0.40
NCO - YTD	0.77	0.63	0.51	0.45	0.42
[c] Includes loans held for sale that are on nonaccrual status.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,
	2019			2018
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$64,056,915	$799,680	5.01%	$63,202,826	$722,346	4.58%
Debt securities available for sale [a]	8,983,280	45,125	2.01	11,535,569	53,792	1.87
Debt securities held to maturity	4,744,584	34,458	2.91	2,088,717	14,521	2.79
Other earning assets [b]	5,470,510	36,424	2.67	3,003,006	15,840	2.12
Total earning assets [a]	83,255,289	915,687	4.41	79,830,118	806,499	4.05
Allowance for loan losses	(974,772)			(840,557)
Unrealized loss on debt securities available for sale	(102,830)			(291,461)
Other assets	11,275,152			10,333,951
Total assets	$93,452,839			$89,032,051

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$9,304,889	$26,536	1.14	$7,944,965	$11,025	0.56
Savings and money market accounts	27,643,291	88,203	1.28	25,863,488	48,793	0.76
Certificates and other time deposits	15,452,630	87,739	2.28	14,654,013	56,505	1.55
Total interest bearing deposits	52,400,810	202,478	1.55	48,462,466	116,323	0.96
FHLB and other borrowings	4,026,581	34,300	3.42	3,974,769	31,912	3.22
Federal funds purchased and securities sold under agreement to repurchase [b]	466,926	6,002	5.16	103,974	1,399	5.40
Other short-term borrowings	7,402	100	5.42	78,402	567	2.90
Total interest bearing liabilities	56,901,719	242,880	1.71	52,619,611	150,201	1.14
Noninterest bearing deposits	20,286,244			21,281,715
Other noninterest bearing liabilities	2,482,865			1,912,894
Total liabilities	79,670,828			75,814,220
Shareholder's equity	13,782,011			13,217,831
Total liabilities and shareholder's equity	$93,452,839			$89,032,051

Net interest income/ net interest spread		672,807	2.70%		656,298	2.91%
Net yield on earning assets			3.24%			3.30%

Total taxable equivalent adjustment		13,058			12,799

Net interest income		$659,749			$643,499
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Six Months Ended June 30,
	2019			2018
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$64,765,717	$1,612,095	5.02%	$62,704,406	$1,397,176	4.49%
Debt securities available for sale [a]	9,450,246	98,647	2.11	11,480,294	110,397	1.94
Debt securities held to maturity	4,391,400	65,223	3.00	2,042,818	28,423	2.81
Other earning assets [b]	4,367,314	59,931	2.77	3,110,837	28,466	1.85
Total earning assets [a]	82,974,677	1,835,896	4.46	79,338,355	1,564,462	3.98
Allowance for loan losses	(942,398)			(842,392)
Unrealized loss on debt securities available for sale	(145,133)			(259,999)
Other assets	11,333,502			10,169,000
Total assets	$93,220,648			$88,404,964

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$8,997,002	$46,882	1.05	$8,069,593	$20,606	0.51
Savings and money market accounts	27,432,104	165,112	1.21	25,695,846	87,683	0.69
Certificates and other time deposits	15,782,736	172,838	2.21	14,383,484	105,381	1.48
Total interest bearing deposits	52,211,842	384,832	1.49	48,148,923	213,670	0.89
FHLB and other borrowings	4,157,923	71,926	3.49	3,644,363	56,668	3.14
Federal funds purchased and securities sold under agreement to repurchase [b]	439,577	9,749	4.47	63,330	1,935	6.16
Other short-term borrowings	17,702	296	3.37	65,088	911	2.82
Total interest bearing liabilities	56,827,044	466,803	1.66	51,921,704	273,184	1.06
Noninterest bearing deposits	20,234,941			21,430,981
Other noninterest bearing liabilities	2,446,939			1,897,803
Total liabilities	79,508,924			75,250,488
Shareholder's equity	13,711,724			13,154,476
Total liabilities and shareholder's equity	$93,220,648			$88,404,964

Net interest income/ net interest spread		1,369,093	2.80%		1,291,278	2.92%
Net yield on earning assets			3.33%			3.28%

Total taxable equivalent adjustment		26,255			25,174

Net interest income		$1,342,838			$1,266,104
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Six Months			Three Months Ended
	Ended June 30,		%	2019		2018
	2019	2018	Change	June 30	March 31	December 31	September 30	June 30
NONINTEREST INCOME
Service charges on deposit accounts	$120,639	$114,742	5	$61,731	$58,908	$61,606	$60,325	$58,581
Card and merchant processing fees	96,357	83,726	15	50,355	46,002	46,982	44,219	44,048
Investment services sales fees	58,029	59,890	(3)	31,333	26,696	24,476	28,286	29,782
Investment banking and advisory fees	39,615	48,442	(18)	20,758	18,857	15,286	13,956	24,546
Money transfer income	47,253	44,608	6	25,272	21,981	23,632	23,441	23,920
Corporate and correspondent investment sales	12,499	28,411	(56)	5,607	6,892	10,774	12,490	16,355
Asset management fees	22,634	21,759	4	11,867	10,767	10,909	11,143	10,989
Mortgage banking	10,807	16,361	(34)	5,870	4,937	3,755	6,717	7,964
Bank owned life insurance	9,387	8,590	9	4,803	4,584	4,635	4,597	4,375
Other	115,863	101,315	14	66,685	49,178	68,551	53,285	49,459
	533,083	527,844	1	284,281	248,802	270,606	258,459	270,019
Investment securities gains, net	8,958	—	NM	—	8,958	—	—	—
Total noninterest income	$542,041	$527,844	3	$284,281	$257,760	$270,606	$258,459	$270,019

NONINTEREST EXPENSE
Salaries, benefits and commissions	$589,019	$576,292	2	$296,303	$292,716	$285,820	$292,679	$286,852
Equipment	128,032	127,020	1	62,638	65,394	66,806	63,739	63,660
Professional services	137,680	129,222	7	73,784	63,896	79,529	68,403	68,577
Net occupancy	81,057	83,093	(2)	40,116	40,941	41,161	42,514	42,671
Money transfer expense	32,268	30,023	7	17,290	14,978	15,995	16,120	16,302
Marketing	26,805	20,601	30	16,412	10,393	15,884	12,381	11,814
Communications	11,134	10,514	6	5,733	5,401	9,241	10,827	5,251
Other	174,292	165,693	5	86,038	88,254	87,556	98,847	84,418
Total noninterest expense	$1,180,287	$1,142,458	3	$598,314	$581,973	$601,992	$605,510	$579,545
NM = Not meaningful

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Six Months		Three Months Ended
	Ended June 30,		2019		2018
	2019	2018	June 30	March 31	December 31	September 30	June 30
NON-GAAP RECONCILIATION
Computation of Operating Income:
Net interest income (GAAP)	$1,342,838	$1,266,104	$659,749	$683,089	$682,188	$658,286	$643,499
Plus: noninterest income (GAAP)	542,041	527,844	284,281	257,760	270,606	258,459	270,019
Less: noninterest expense (GAAP)	1,180,287	1,142,458	598,314	581,973	601,992	605,510	579,545
Operating income (non-GAAP)	$704,592	$651,490	$345,716	$358,876	$350,802	$311,235	$333,973

Computation of Average Tangible Equity:
Total stockholder's equity (average) (GAAP)	$13,711,724	$13,154,476	$13,782,011	$13,640,655	$13,420,931	$13,334,169	$13,217,831
Less: Goodwill and other intangibles (average) (GAAP)	5,033,348	5,040,016	5,031,129	5,035,591	5,039,847	5,040,018	5,040,777
Average tangible equity (non-GAAP) [B]	$8,678,376	$8,114,460	$8,750,882	8,605,064	8,381,084	8,294,151	$8,177,054
Net income (GAAP) [A]	$301,167	$393,088	$160,186	$140,981	$195,826	$174,515	$184,398
Return on average tangible equity (non-GAAP) ([A]/[B], annualized)	7.00%	9.77%	7.34%	6.64%	9.27%	8.35%	9.05%

Computation of Efficiency Ratio:
Noninterest expense (GAAP)	$1,180,287	$1,142,458	$598,314	$581,973	$601,992	$605,510	$579,545
Less: securities impairment (GAAP)	113	309	113	—	—	283	—
Total expense [A]	$1,180,174	$1,142,149	$598,201	$581,973	$601,992	$605,227	$579,545
Net interest income, taxable equivalent basis	$1,369,093	$1,291,278	$672,807	$696,286	695,543	671,419	$656,298
Plus: noninterest income (GAAP)	542,041	527,844	284,281	257,760	270,606	258,459	270,019
Less: investment securities gains, net (GAAP)	8,958	—	—	8,958	—	—	—
Total revenue [B]	$1,902,176	$1,819,122	$957,088	$945,088	$966,149	$929,878	$926,317
Efficiency ratio (non-GAAP) ([A]/[B])	62.04%	62.79%	62.50%	61.58%	62.31%	65.09%	62.56%

BBVA USA BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended June 30, 2019
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$49,037	$8,246	$12,785	$389,779	$19,150	$24,373,659	$24,852,656	$45,916
Real estate – construction	3,159	114	532	2,097	107	1,976,637	1,982,646	(477)
Commercial real estate – mortgage	4,716	3,283	360	107,137	3,687	12,850,522	12,969,705	61
Residential real estate – mortgage	74,767	25,226	6,681	154,247	59,130	13,084,079	13,404,130	1,523
Equity lines of credit	12,604	7,972	3,394	35,356	—	2,613,504	2,672,830	371
Equity loans	2,549	788	224	9,361	25,361	237,495	275,778	194
Credit card	11,119	7,007	18,762	—	—	841,213	878,101	16,436
Consumer – direct	36,657	22,986	14,786	6,926	5,252	2,390,021	2,476,628	57,142
Consumer – indirect	77,523	21,908	6,813	27,793	—	3,665,042	3,799,079	22,214
Total loans	$272,131	$97,530	$64,337	$732,696	$112,687	$62,032,172	$63,311,553	$143,380
Loans held for sale	$—	$—	$—	$—	$—	$90,537	$90,537	$—

	At or Quarter Ended March 31, 2019
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$54,216	$17,813	$8,144	$461,029	$18,910	$24,721,818	$25,281,930	$4,743
Real estate – construction	13,582	1,707	533	1,298	111	1,928,116	1,945,347	(1,410)
Commercial real estate – mortgage	4,679	322	1,160	109,447	3,811	12,835,777	12,955,196	(27)
Residential real estate – mortgage	78,538	22,384	9,007	163,463	59,167	13,063,837	13,396,396	929
Equity lines of credit	15,355	4,035	1,471	34,999	—	2,660,447	2,716,307	575
Equity loans	2,920	1,050	34	9,840	26,188	248,137	288,169	(81)
Credit card	9,394	7,465	18,499	—	—	797,474	832,832	15,243
Consumer – direct	35,620	20,432	17,251	4,725	3,854	2,452,034	2,533,916	53,874
Consumer – indirect	78,610	24,600	7,781	21,843	—	3,674,618	3,807,452	27,666
Total loans	$292,914	$99,808	$63,880	$806,644	$112,041	$62,382,258	$63,757,545	$101,512
Loans held for sale	$—	$—	$—	$—	$—	$1,273,821	$1,273,821	$—

	At or Quarter Ended December 31, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$17,257	$11,784	$8,114	$400,389	$18,926	$26,105,849	$26,562,319	$38,786
Real estate – construction	218	8,849	544	2,851	116	1,984,959	1,997,537	(24)
Commercial real estate – mortgage	11,678	3,375	2,420	110,144	3,661	12,885,518	13,016,796	470
Residential real estate – mortgage	80,366	29,852	5,927	167,099	57,446	13,081,466	13,422,156	247
Equity lines of credit	14,007	5,109	2,226	37,702	—	2,688,173	2,747,217	(656)
Equity loans	3,471	843	180	10,939	26,768	256,413	298,614	(35)
Credit card	9,516	7,323	17,011	—	—	784,458	818,308	11,231
Consumer – direct	37,336	19,543	13,336	4,528	2,684	2,476,161	2,553,588	38,508
Consumer – indirect	100,434	32,172	9,791	17,834	—	3,609,788	3,770,019	23,771
Total loans	$274,283	$118,850	$59,549	$751,486	$109,601	$63,872,785	$65,186,554	$112,298
Loans held for sale	$—	$—	$—	$—	$—	$68,766	$68,766	$—

	At or Quarter Ended September 30, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$38,512	$16,416	$9,609	$290,239	$522	$26,300,781	$26,656,079	$13,975
Real estate – construction	3,252	5,278	532	12,882	121	2,096,427	2,118,492	(23)
Commercial real estate – mortgage	31,792	18,349	502	104,976	3,753	12,237,632	12,397,004	2,035
Residential real estate – mortgage	87,426	30,373	3,697	159,721	59,082	13,062,173	13,402,472	2,090
Equity lines of credit	13,556	4,298	1,186	35,125	—	2,655,566	2,709,731	(19)
Equity loans	2,082	1,042	241	10,378	28,383	266,712	308,838	45
Credit card	8,601	6,449	13,157	—	—	735,479	763,686	9,686
Consumer – direct	30,153	14,455	8,988	3,184	1,189	2,364,239	2,422,208	28,765
Consumer – indirect	86,310	23,587	6,853	11,654	—	3,550,365	3,678,769	23,017
Total loans	$301,684	$120,247	$44,765	$628,159	$93,050	$63,269,374	$64,457,279	$79,571
Loans held for sale	$—	$—	$—	$—	$—	$73,569	$73,569	$—

	At or Quarter Ended June 30, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$55,116	$12,405	$3,597	$323,287	$5,722	$26,248,260	$26,648,387	$10,567
Real estate – construction	579	163	540	13,289	125	2,115,565	2,130,261	287
Commercial real estate – mortgage	20,450	2,826	3,211	105,409	3,945	11,659,635	11,795,476	(5,505)
Residential real estate – mortgage	76,693	27,972	5,026	162,892	59,940	13,017,967	13,350,490	1,558
Equity lines of credit	10,661	4,384	2,191	34,269	237	2,627,974	2,679,716	453
Equity loans	3,519	882	306	10,153	29,303	281,302	325,465	(443)
Credit card	6,353	4,733	11,931	—	—	681,617	704,634	11,299
Consumer – direct	24,060	9,577	6,313	1,073	470	2,098,439	2,139,932	29,876
Consumer – indirect	79,600	22,616	6,028	12,619	—	3,395,753	3,516,616	15,259
Total loans	$277,031	$85,558	$39,143	$662,991	$99,742	$62,126,512	$63,290,977	$63,351
Loans held for sale	$—	$—	$—	$—	$—	$52,041	$52,041	$—

BBVA USA BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2019		2018
	June 30	March 31	December 31	September 30	June 30
Assets:
Cash and due from banks	$1,027,400	$1,143,541	$1,217,319	$1,122,747	$1,138,034
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	4,773,761	4,864,920	2,115,307	2,404,164	2,438,585
Cash and cash equivalents	5,801,161	6,008,461	3,332,626	3,526,911	3,576,619
Trading account assets	440,098	306,123	237,656	216,749	277,694
Debt securities available for sale	9,010,950	9,297,018	10,981,216	11,134,860	11,293,724
Debt securities held to maturity	4,912,483	4,575,041	2,885,613	2,490,568	2,198,186
Loans held for sale	90,537	1,273,821	68,766	73,569	52,041
Loans	63,311,553	63,757,545	65,186,554	64,457,279	63,290,977
Allowance for loan losses	(977,660)	(966,022)	(885,242)	(875,393)	(860,000)
Net loans	62,333,893	62,791,523	64,301,312	63,581,886	62,430,977
Premises and equipment, net	1,105,819	1,125,676	1,152,958	1,155,795	1,170,798
Bank owned life insurance	745,130	740,764	736,171	731,527	728,703
Goodwill	4,983,296	4,983,296	4,983,296	4,983,296	4,983,296
Other assets	2,760,678	2,740,863	2,267,560	2,152,495	2,042,624
Total assets	$92,184,045	$93,842,586	$90,947,174	$90,047,656	$88,754,662
Liabilities:
Deposits:
Noninterest bearing	$20,646,209	$20,403,716	$20,183,876	$20,968,391	$21,433,218
Interest bearing	51,942,601	53,976,592	51,984,111	49,409,666	48,714,490
Total deposits	72,588,810	74,380,308	72,167,987	70,378,057	70,147,708
FHLB and other borrowings	4,052,969	4,011,160	3,987,590	5,045,302	4,157,284
Federal funds purchased and securities sold under agreements to repurchase	191,739	188,024	102,275	78,004	185,511
Other short-term borrowings	2,067	30,975	—	68,714	81,547
Accrued expenses and other liabilities	1,477,737	1,504,582	1,176,793	1,135,092	991,968
Total liabilities	78,313,322	80,115,049	77,434,645	76,705,169	75,564,018
Shareholder’s Equity:
Preferred stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,364,527	14,542,166	14,545,849	14,695,197	14,699,773
Retained deficit	(768,290)	(927,877)	(1,107,198)	(1,302,525)	(1,476,614)
Accumulated other comprehensive loss	13,508	(148,135)	(186,848)	(311,422)	(293,323)
Total BBVA USA Bancshares, Inc. shareholder’s equity	13,841,450	13,697,859	13,483,508	13,312,955	13,161,541
Noncontrolling interests	29,273	29,678	29,021	29,532	29,103
Total shareholder’s equity	13,870,723	13,727,537	13,512,529	13,342,487	13,190,644
Total liabilities and shareholder’s equity	$92,184,045	$93,842,586	$90,947,174	$90,047,656	$88,754,662

BBVA USA BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2019		2018
	June 30	March 31	December 31	September 30	June 30
Interest income:
Interest and fees on loans	$787,767	$800,488	$787,858	$751,470	$711,006
Interest on debt securities available for sale	45,125	53,522	59,028	53,201	53,792
Interest on debt securities held to maturity	33,313	29,495	19,993	16,110	13,062
Interest on trading account assets	601	539	704	833	924
Interest and dividends on other earning assets	35,823	22,968	19,340	17,449	14,916
Total interest income	902,629	907,012	886,923	839,063	793,700
Interest expense:
Interest on deposits	202,478	182,354	163,722	139,898	116,323
Interest on FHLB and other borrowings	34,300	37,626	36,573	37,131	31,912
Interest on federal funds purchased and securities sold under agreements to repurchase	6,002	3,747	3,849	3,169	1,399
Interest on other short-term borrowings	100	196	591	579	567
Total interest expense	242,880	223,923	204,735	180,777	150,201
Net interest income	659,749	683,089	682,188	658,286	643,499
Provision for loan losses	155,018	182,292	122,147	94,964	91,280
Net interest income after provision for loan losses	504,731	500,797	560,041	563,322	552,219
Noninterest income:
Service charges on deposit accounts	61,731	58,908	61,606	60,325	58,581
Card and merchant processing fees	50,355	46,002	46,982	44,219	44,048
Investment services sales fees	31,333	26,696	24,476	28,286	29,782
Investment banking and advisory fees	20,758	18,857	15,286	13,956	24,546
Money transfer income	25,272	21,981	23,632	23,441	23,920
Corporate and correspondent investment sales	5,607	6,892	10,774	12,490	16,355
Asset management fees	11,867	10,767	10,909	11,143	10,989
Mortgage banking	5,870	4,937	3,755	6,717	7,964
Bank owned life insurance	4,803	4,584	4,635	4,597	4,375
Investment securities gains, net	—	8,958	—	—	—
Other	66,685	49,178	68,551	53,285	49,459
Total noninterest income	284,281	257,760	270,606	258,459	270,019
Noninterest expense:
Salaries, benefits and commissions	296,303	292,716	285,820	292,679	286,852
Equipment	62,638	65,394	66,806	63,739	63,660
Professional services	73,784	63,896	79,529	68,403	68,577
Net occupancy	40,116	40,941	41,161	42,514	42,671
Money transfer expense	17,290	14,978	15,995	16,120	16,302
Marketing	16,412	10,393	15,884	12,381	11,814
Communications	5,733	5,401	9,241	10,827	5,251
Other	86,038	88,254	87,556	98,847	84,418
Total noninterest expense	598,314	581,973	601,992	605,510	579,545
Net income before income tax expense	190,698	176,584	228,655	216,271	242,693
Income tax expense	30,512	35,603	32,829	41,756	58,295
Net income	160,186	140,981	195,826	174,515	184,398
Less: net income attributable to noncontrolling interests	599	556	499	426	595
Net income attributable to BBVA USA Bancshares, Inc.	$159,587	$140,425	$195,327	$174,089	$183,803